                                                                   EXHIBIT 10.42

                             MODIFICATION AGREEMENT

     This Modification Agreement ("Agreement") is dated as of January 5, 2002 by
                                   ---------
1999 LAWNDALE ASSOCIATES LLC, a California limited liability company ("Borrower"), and UNIFIED WESTERN GROCERS, INC., a California corporation
  --------
("Lender").
  ------

                                    RECITALS
                                    --------

     A.   Pursuant to that certain Term Loan Agreement (the "Loan Agreement")
                                                             --------------
dated as of July 5, 2000 and executed between Borrower and Lender, Lender has made a $3,000,000 loan ("Loan") to Borrower for the purposes identified in the
                         ----
Loan Agreement and relating to the real property described in Exhibit B thereto ("Property").
  --------

     B. The Loan is evidenced in part by a Promissory Note made as of July 5, 2000 by Borrower to the order of Lender in the original principal amount of $3,000,000 (the "Note"), and all modifications, extensions, renewals and
                 ----
replacements thereof. The obligations of Borrower under the Loan Agreement and the Note are secured by that certain Pledge Agreement dated as of July 5, 2000 made by and among Salomeh Khaledi and Khashayar Khaledi ("Khaledi Pledgors"), as
                                                          ----------------
pledgors, Lender, as pledgee, and Grocers Capital Company, a wholly-owned subsidiary of Lender ("GCC"), as bailee (the "Khaledi Pledge Agreement").
                       ---                    ------------------------

     C. Borrower's obligations under the Loan Documents have been guaranteed by Darioush Khaledi and Shahpar Khaledi, husband and wife, Khaledi Family Partnership II, a California general partnership, Darioush Khaledi, as trustee of the Khaledi Family Trust under declaration of Trust dated May 17, 1995, K.V. Property Company, a California general partnership, and Parviz Vazin and Vida Vazin, husband and wife (collectively, the "Guarantors") pursuant to that
                                            ----------
certain Guaranty dated as of July 5, 2000 ("Guaranty") and made by Guarantors in
                                            --------
favor of Lender. The obligations of Guarantors under the Guaranty are secured by that certain Pledge Agreement dated as of July 5, 2000 made by and among the Khaledi Family Trust dated May 17, 1995, Parviz Vazin and Vida Vazin ("Guaranty Pledgors", and together with the Khaledi Pledgors, the "Pledgors"), as pledgors,
                                                        --------
Lender, as pledgee, and GCC, as bailee ("Guaranty Pledge Agreement", and
                                         -------------------------
together with the Khaledi Pledge Agreement, the "Unified Pledge Agreements").
                                                 -------------------------

     D. The collateral pledged pursuant to the Pledge Agreements is additionally subject to a prior pledge made pursuant to that certain Pledge Agreement dated March 26, 1999 made by and between Pledgors, as pledgors, in favor of GCC, as pledgee ("GCC Pledge Agreement").
                           --------------------

     E. In connection with the amendments contemplated hereby (i) Borrower, as trustor, is executing a Deed of Trust, Assignment of Rents and Fixture Filing for the benefit of Lender, as beneficiary, with respect to the Property ("Mortgage"), to further secure Borrower's obligations under the Loan Agreement
  --------
and the Note, and (ii) Lender will agree to the termination and release of the Unified Pledge Agreements.

     F.   As used herein, the term "Loan Documents" means the Loan Agreement,
                                    --------------
the Note, the Unified Pledge Agreements, the Mortgage, the Guaranty, and any other documents executed in connection with the Loan, including those which evidence, guarantee, secure or modify the Loan, as any or all of them may have been amended to date.

     G. As of the date of this Agreement, the outstanding principal balance of the Loan is $3,000,000.

     H.   Borrower and Lender now wish to modify the Loan as set forth below.

                                    AGREEMENT
                                    ---------

     Therefore, Borrower and Lender agree as follows:

     1.   Modification of Loan Documents. The Loan Documents are hereby amended
          ------------------------------
as follows:

          (a)  Promissory Note. The terms and provisions of the Note are hereby
               ---------------
amended and restated in their entirety by that certain Amended and Restated Promissory Note attached as Exhibit A hereto.
                            ---------

          (b)  Loan Agreement. The phrase "be secured by the Khaledi Pledge
               --------------
Agreement" is hereby deleted from the last paragraph of Section 2.4 of the Loan Agreement and replaced with "be secured by that certain Deed of Trust, Assignment of Rents and Fixture Filing, executed as of January 5, 2002 by Borrower, as trustor, naming Chicago Title Insurance Company, as trustee, for the benefit of Lender, as beneficiary". The following language is hereby inserted as Section 7.1(n) of the Loan Agreement:

               "(n) Any transfer of a controlling interest in the stock of KV Mart Co., or any sale of a substantial portion of the assets of KV Mart Co., in any transaction or series of related transactions, whether by sale of stock, sale of assets, merger, consolidation or other form of transaction. The phrase "controlling interest" means the direct or indirect beneficial ownership of, or the direct or indirect right to dispose of, capital stock of KV Mart Co. possessing at least 50% of the total combined voting power of all classes of the capital stock of KV Mart Co. The phrase a "substantial portion of the assets" of KV Mart Co. means 50% or more of the assets of KV Mart Co."

          (c)  Unified Pledge Agreements. Lender hereby releases the lien or
               -------------------------
charge of each of the Unified Pledge Agreements and agrees that the Pledge Agreements shall be of no further force or effect whatsoever. Nothing contained in this Agreement shall terminate, release or otherwise amend the GCC Pledge Agreement.

     2.   Conditions Precedent. Before this Agreement becomes effective and any
          --------------------
party becomes obligated under it, all of the following conditions shall have been satisfied at

Borrower's sole cost and expense in a manner acceptable to Lender in the exercise of Lender's sole judgment:

          (a) Lender shall have received fully executed and, where appropriate, acknowledged originals of this Agreement and any other documents which Lender may require or request in accordance with this Agreement or the other Loan Documents, including without limitation, that certain Modification of Guaranty, Consent to Modification of Loan Documents and Reaffirmation of Guaranty in the form attached as Exhibit B hereto.
                 ---------

          (b) Borrower shall have executed the Mortgage in the form attached as Exhibit C hereto and the same shall have been recorded as a lien against the
---------
Property in the Official Records of Los Angeles County, California.

          (c) A title insurance company acceptable to Lender must have issued or committed to issue a mortgagee's policy or policies of title insurance issued with respect to the Property which complies with the requirements set forth in an instruction letter from Lender, insuring the lien of the Mortgage as a valid lien on the Property, subject only to the matters approved in writing by Lender.

          (d) Lender shall have received reimbursement, in immediately available funds, of all costs and expenses incurred by Lender in connection with this Agreement.

          (e) Borrower shall deliver to Lender (i) an internally-prepared balance sheet for Borrower as of the end of Borrower's Fiscal Year and a statement of profit and loss for Borrower's operations, together with all supporting schedules and (ii) certificates of Borrower's chief financial officer that such documents (w) were prepared in accordance with generally accepted accounting principles applied on a consistent basis, (x) fairly present Borrower's financial condition, (y) show all material liabilities, direct and contingent, and (z) fairly present the results of Borrower's operations.

     3.   Borrower's Representations and Warranties. Borrower represents and
          -----------------------------------------
warrants to Lender as follows:

          (a)  Recitals. The Recitals set forth above are true, accurate and
               --------
correct.

          (b)  Loan Documents. All representations and warranties made and given
               --------------
by Borrower in the Loan Documents are true, accurate and correct.

          (c)  No Default. No Event of Default has occurred and is continuing,
               ----------
and no event has occurred and is continuing which, with notice or the passage of time or both, would be an Event of Default.

          (d)  Property. Borrower lawfully possesses and holds fee simple title
               --------
to all of the Property which is real property. Borrower owns all of the Property which is personal property free and clear of any reservations of title and conditional sales contracts.

          (e)  Borrowing Entity. Borrower is a limited liability company having
               ----------------
its chief executive office in the State of California. Borrower's state of organization is California and Borrower is validly existing under the laws of that State. There have been no changes in the organization, composition, ownership structure or formation documents of Borrower since the inception of the Loan. Borrower's exact legal name is set forth in the first paragraph of this Agreement.

          (f)  Managing Member. The Khaledi Family Partnership II, a California
               ---------------
general partnership ("Managing Member"), is the sole Manager of Borrower. The
                      ---------------
Managing Member is duly organized and validly existing under the laws of the State of California. There have been no changes in the organization, composition, ownership structure or formation documents of Managing Member since the inception of the Loan.

          (g)  Financial Information. All financial information which has been
               ---------------------
and will be delivered to Lender, including all information relating to the financial condition of Borrower shareholders, partners or joint venturers, or the Property, fairly and accurately represents the financial condition being reported on, including all material contingent liabilities. Since the dates of the financial information specified in Section 2(e), above, there has been no material adverse change in the business condition (financial or otherwise), operations, properties or prospects of Borrower or any other subject thereof.

     4.   Notices. Borrower shall promptly notify Lender in writing of:
          -------

          (a) Any litigation affecting Borrower or any general partner of Borrower where the amount claimed is Fifty Thousand Dollars ($50,000) or more;

          (b) Any material adverse change in the physical condition of the Property (including any damage suffered as a result of earthquakes or floods), or in Borrower's business condition (financial or otherwise), operations, properties or prospects, or ability to repay the Loan; and

          (c)  Any change in Borrower's legal name or chief executive office.

     5.   Incorporation. This Agreement shall form a part of each Loan Document,
          -------------
and all references to a given Loan Document shall mean that document as hereby modified.

     6.   No Prejudice; Reservation of Rights. This Agreement shall not
          -----------------------------------
prejudice any rights or remedies of Lender under the Loan Documents. Lender reserves, without limitation, all rights which it has against any indemnitor, guarantor, or endorser of the Note.

     7.   Reaffirmation; No Impairment; No Novation. Borrower hereby reaffirms
          -----------------------------------------
all of its obligations under the Loan Documents. Except as specifically hereby amended, the Loan Documents shall each remain unaffected by this Agreement and all such documents shall remain in full force and effect. The execution and delivery of this Agreement shall not constitute a novation of the Loan.

     8.  Purpose and Effect of Lender's Approval. Lender's approval of any
         ---------------------------------------
matter in connection with the Loan shall be for the sole purpose of protecting Lender's security and rights. No such approval shall result in a waiver of any default of Borrower. In no event shall Lender's approval be a representation of any kind with regard to the matter being approved.

     9.  Disclosure to Title Company. Without notice to or the consent of
         ---------------------------
Borrower, Lender may disclose to any title insurance company which insures any interest of Lender under the Mortgage (whether as primary insurer, coinsurer or reinsurer) any information, data or material in Lender's possession relating to Borrower, the Loan, the Improvements or the Property.

     10. Further Assurances. Borrower hereby agrees that immediately upon
         ------------------
Lender's demand, Borrower shall execute and deliver to Lender, and shall cause any necessary third parties to execute and deliver to Lender, all documents and filings (including "account control agreements"), and shall otherwise take all other actions that may be requested by Lender in order to maintain and provide to Lender a perfected security interest in all collateral, and Borrower hereby agrees to pay all fees and costs associated therewith, including the reasonable fees and costs of Lender's outside counsel. Borrower hereby authorizes Lender to execute and file any financing statements or other documents necessary to provide or maintain such perfected security interests, without notice to, or the consent of, Borrower.

     11. Integration. The Loan Documents, including this Agreement: (a)
         -----------
integrate all the terms and conditions mentioned in or incidental to the Loan Documents; (b) supersede all oral negotiations and prior and other writings with respect to their subject matter; and (c) are intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in those documents and as the complete and exclusive statement of the terms agreed to by the parties. If there is any conflict between the terms, conditions and provisions of this Agreement and those of any other agreement or instrument, including any of the other Loan Documents, the terms, conditions and provisions of this Agreement shall prevail.

     12. Miscellaneous. This Agreement and any attached consents or exhibits
         -------------
requiring signatures may be executed in counterparts, and all counterparts shall constitute but one and the same document. If any court of competent jurisdiction determines any provision of this Agreement or any of the other Loan Documents to be invalid, illegal or unenforceable, that portion shall be deemed severed from the rest, which shall remain in full force and effect as though the invalid, illegal or unenforceable portion had never been a part of the Loan Documents. This Agreement shall be governed by the laws of the State of California, without regard to the choice of law rules of that State. As used herein, the word "include(s)" means
 ----------

"includes(s), without limitation," and the word "including" means "including,
                                                 ---------
but not limited to."

Dated:   January 5, 2002

                                     BORROWER:

                                     1999 LAWNDALE ASSOCIATES LLC,
                                     a California limited liability company

                                     By:      Khaledi Family Partnership II,
                                              a California general partnership,
                                              Manager

                                              By:      _________________________

                                              Its:     _________________________
                                                       [Printed Name and Title]





                                     Lender:

                                     UNIFIED WESTERN GROCERS, INC.,
                                     a California corporation

                                     By:      _______________________________

                                     Its:     _______________________________
                                              [Printed Name and Title]

                                    Exhibit A
                                    ---------

                      AMENDED AND RESTATED PROMISSORY NOTE

                      AMENDED AND RESTATED PROMISSORY NOTE

$3,000,000                                                    Carson, California
                                                                 January 5, 2002

           This promissory note ("Note") evidences the indebtedness of 1999 Lawndale Associates LLC, a California limited liability company ("Borrower"), under the loan (the "Loan") described in that certain Term Loan Agreement dated July 5, 2000 (as modified from time to time, the "Loan Agreement") between Borrower and Unified Western Grocers, Inc., a California corporation ("Lender"). This Note completely amends and restates the terms and conditions of that certain promissory note dated as of July 5, 2000 made by Borrower in favor of Lender in connection with the Loan. Capitalized terms used and not otherwise defined herein shall have the meanings set forth for them in the Loan Agreement. This Note is subject to the Loan Agreement.

     1. Promise to Pay. For value received, Borrower promises to pay to the
        --------------
order of Lender, at its office at Commerce, California, or at such other offices as the holder of this Note may designate in writing from time to time, the principal amount of $3,000,000, or so much thereof as may be advanced from time to time, together with all other amounts now or hereafter owing by Borrower under the Loan Documents, and together with interest thereon as provided herein.

     2. Interest. Interest shall accrue on all outstanding amounts at a variable
        --------
rate that is 2% per annum above the floating commercial prime rate published in the Wall Street Journal, as of the 15th day of the month immediately preceding each Payment Date but in no event in excess of 10.0% per annum. Interest shall be due and payable in arrears monthly on the first day of each month (collectively, the "Payment Dates"). Interest shall be calculated on an actual day basis using a 365-day year. Borrower's reimbursement obligations shall be due and payable on demand.

     3. Principal Payments. Commencing on February 1, 2002, and continuing
        ------------------
monthly thereafter on or before the first day of each calendar month until all sums owing under this Note are paid in full, Borrower shall pay to Lender forty
(40) consecutive equal monthly installments of principal of this Note in the amount of $73,170.74. The final monthly payment shall be in the amount of $73,170.40.

     4. Maturity. The entire unpaid principal balance of the Loan, together with
        --------
all accrued and unpaid interest and any other accrued and unpaid obligations then outstanding under the Loan Documents, shall be due and payable on June 5, 2005 (the "Maturity Date").

     5. Prepayment. The principal of this Note may be voluntarily prepaid on any
        ----------
Payment Date(s), in its entirety or in any integral multiple of $5,000. After any partial prepayment of principal, the amount of subsequent payments under this Note shall be determined as if no such prepayment had been made until the Loan (including all accrued interest) is paid in full.

     6. Timing of Payments. Each payment under this Note shall be made in
        ------------------
immediately available funds before noon, Los Angeles, California time, on the date that such payment is due. If the due date for any payment is not a Business Day, such due date shall be deemed for all purposes to fall on the next Business Day, and any such extension shall be included in the computation of interest payments.

     7. Acceleration and Other Remedies. Upon the occurrence of any Event of
        -------------------------------
Default, the holder of this Note may, at its option, declare the outstanding principal balance of this Note, together with all accrued interest and related charges, to be immediately due and payable. All rights and remedies provided to the holder in this Note are cumulative and shall be in addition to all other rights and remedies of the holder under other documents, at law or in equity, and all such rights and remedies may be exercised singly, successively and/or concurrently. Failure to exercise any right or remedy shall not be deemed a waiver of such right or remedy.

     8. Application of Payments. While no Event of Default remains uncured, (a)
        -----------------------
all payments made hereunder shall be applied first to interest due and then in reduction of the principal balance, and (b) if more than one monthly payment remains unpaid, amounts received shall be applied to such payments in reverse chronological order. While any Event of Default remains uncured, payments made hereunder shall be applied against amounts due as Lender chooses, application as to particular obligations or against principal or interest to be in Lender's absolute discretion.

     9. Waivers. Borrower and all co-makers, guarantors, accommodation parties,
        -------
endorsers and other persons and entities liable for amounts owing hereunder hereby waive presentment, demand, protest, notice of dishonor, notice of protest and all other notices and demands of every kind, and all suretyship defenses of every kind that would otherwise be available in connection with this Note, including without limitation any right (whether now or hereafter existing) to require the holder hereof to first proceed against Borrower, any other person or entity, or any security.

         10. Costs of Enforcement. If any amount owing hereunder is not paid
             --------------------
when due, Borrower shall pay, on demand, all costs of collection, including foreclosure fees and attorneys' fees incurred by Lender, whether or not suit is filed or a foreclosure sale occurs.

         11. Maximum Interest. In no event shall the amount paid or agreed to be
             ----------------
paid to the Lender as interest under this Note exceed the highest lawful rate allowed to be received by the Lender in the State of California. If, from any circumstance whatsoever, fulfillment of any provision in this Note or of any other agreement between the Borrower and the Lender related to this Note shall, at the time of such fulfillment, involve payment of interest in excess of that authorized to be received by the Lender under the law of the State of California, then the obligation to be fulfilled shall be reduced to the limits so authorized by law, and if from any circumstance the Lender shall ever receive a sum as interest in excess of that authorized to be received by the Lender under the law of the State of California, it shall not be deemed interest but shall be applied to reduce the principal amount of this Note.

         12. Miscellaneous. Time is of the essence hereof. Interest not paid
             -------------
when due shall earn interest as principal. All payments hereunder shall be made in lawful money of the United States of America. This Note shall be governed by the laws of the State of California. .

         13. Secured Obligations. This Note is secured by a Deed of Trust,
             -------------------
Assignment of Rents and Fixture Filing executed as of January 5, 2002 by Borrower, as trustor, naming Chicago Title Insurance Company, as trustee, for the benefit of Lender, as beneficiary, covering certain real and personal property, as therein described. This Note may also be secured by other collateral.

                                        "Borrower":

                                        1999 LAWNDALE ASSOCIATES LLC



                                        By:  Khaledi Family Partnership II,
                                        a California general partnership,
                                        its Manager



                                        By: _____________________________

                                        Its: ____________________________
                                             [Printed Name and Title]

                                    Exhibit B
                                    ---------

                            REAFFIRMATION OF GUARANTY

              MODIFICATION OF GUARANTY, CONSENT TO MODIFICATION OF
                  LOAN DOCUMENTS AND REAFFIRMATION OF GUARANTY

The undersigned (collectively, the "Guarantors") hereby consent to the terms and conditions of that certain Modification Agreement ("Modification Agreement") dated as of January 5, 2002 by and between 1999 Lawndale Associates LLC, a California limited liability company ("Borrower") and Unified Western Grocers, Inc., a California corporation ("Lender"), any other documents evidencing modifications to the Loan Documents (as defined in the Modification Agreement) executed in connection therewith, and the transactions contemplated thereby and collectively reaffirm their obligations under the Guaranty (as modified below, the "Guaranty") dated July 5, 2000, and each of their waivers, as set forth in the Guaranty, of each and every one of the possible defenses to such obligations. Each Guarantor further reaffirms that each of its obligations under the Guaranty are separate and distinct from Borrower's obligations.

The undersigned Guarantors further agree that the following terms and conditions are hereby added as subsections (h) and (i) of Section 4 of the Guaranty:

"(h)     Guarantor waives all rights and defenses that Guarantor may have in the event that the Indebtedness is secured by real property. This means among other things:

         (i) Lender may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower.

         (ii)    If Lender forecloses on any real property collateral pledged by
Borrower:

                 (a) The amount of the Indebtedness may be reduced only by the price for which the collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.

                 (b) Lender may collect from Guarantor even if Lender, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower.

This subsection 4(h) is an unconditional and irrevocable waiver of the rights and defenses Guarantor may have in the event that the Indebtedness is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the Code of Civil Procedure.

(i) The Guarantor waives all rights and defenses arising out of an election of remedies by the creditor, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the Guarantor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the Code of Civil Procedure or otherwise."

         IN WITNESS WHEREOF, each Guarantor has caused this Modification of Guaranty, Consent to Modification of Loan Documents and Reaffirmation of Guaranty to be duly executed as of the date written below:

Dated as of: January 5, 2002

                                                          "GUARANTOR"



                                            ___________________________________
                                            DARIOUSH KHALEDI



                                            ___________________________________
                                            SHAHPAR KHALEDI



                                            ___________________________________
                                            DARIOUSH KHALEDI, as trustee of the
                                            Khaledi Family Trust under
                                            declaration of Trust dated May 17,
                                            1995

                                            K.V. PROPERTY COMPANY


                                            By:   ___________________________
                                                  Darioush Khaledi
                                                  [Title]

                                             ________________________________
                                             PARVIZ VAZIN



                                             ________________________________
                                             VIDA VAZIN






                                             KHALEDI FAMILY PARTNERSHIP II

                                             By:   ____________________________
                                                   Darioush Khaledi
                                                   Manager

                                                   KHALEDI FAMILY PARTNERSHIP II


                                                   Its

                                    Exhibit C
                                    ---------

                                    MORTGAGE

                                      -16-